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                                                                 EXHIBIT 10.17.6

                               AMENDMENT NO. 6 TO
                          WAREHOUSE LOAN AGREEMENT AND
                                RELATED DOCUMENTS

         AMENDMENT NO. 6 TO WAREHOUSE LOAN AGREEMENT AND RELATED DOCUMENTS, dated as of January [__], 2004 (this "Amendment"), is entered into by and among TRINITY INDUSTRIES LEASING COMPANY, a Delaware corporation (the "Manager"), TRINITY RAIL LEASING TRUST II, a Delaware statutory trust (the "Borrower"), the LENDERS party hereto, CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as Agent for the Lenders (in such capacity, the "Agent") and Wilmington Trust Company, as Depository (the "Depository"). Capitalized terms used but not defined herein have the meaning set forth in the Agreement referred to below.

                                    RECITALS:

         WHEREAS, (i) the Manager, the Borrower, the Lenders and the Agent are parties to that certain Warehouse Loan Agreement dated as of June 27, 2002 (as heretofore amended, the "Agreement"), (ii) the Manager and Borrower are parties to that certain Operation, Maintenance, Servicing and Remarketing Agreement, dated as of June 27, 2002 (as heretofore amended, the "Management Agreement"),
(iii) the Agent and the Borrower are parties to that certain Security Agreement, dated as of June 27, 2002 (as heretofore amended, the Security Agreement") and
(iv) the Agent, the Manager, the Borrower and the Depository, are parties to that certain Depository Agreement, dated as of July 15, 2002 (as heretofore amended, the "Depository Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement, the Management Agreement, the Security Agreement and the Depository Agreement as hereinafter set forth.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                   I. AMENDMENTS TO WAREHOUSE LOAN AGREEMENT:


      1. Section 1.01 of the Agreement is hereby amended by inserting the following definition in the appropriate alphabetical sequence:

         "Customer Collections Account Administration Agreement Severance" has the meaning set forth in Section 6.13(f).

      2. The definition of "Permitted Liens" contained in Section 1.01 of the Agreement is hereby amended by deleting the words "by the Borrower to the Agent" contained in clause (i) thereof.

      3. Section 2.07(b)(iii) of the Agreement is hereby amended by replacing the words "clause (x)" occurring immediately prior to the words "of the definition of "Excluded Assets Amount"" contained therein with the words "clause
(xvi)".
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      4. Section 6.13(a) of the Agreement is hereby amended by replacing the third and fourth sentences contained therein with the following sentence:

         The Borrower shall notify (and the Borrower hereby authorizes the Agent so to notify), in each case following the occurrence and during the continuation of a Manager Default or an Event of Default, each Lessee and other account debtors of the Borrower in writing that each Lease and other accounts receivable of the Borrowers has been assigned to the Agent under the Loan Documents for the benefit of the Secured Parties (as defined in the Security Agreement). The Borrower also shall notify and instruct each Lessee that all payments due or to become due under each Portfolio Lease (except for Excepted Payments (which shall be payable to the Persons for whose benefit any such payment is made)) or otherwise in respect of amounts and other receivables of the Borrower are to be made directly to the Customer Payments Account (or, after the occurrence of the Customer Collections Account Administration Agreement Severance (or otherwise at the direction of the Agent (as directed by the Required Lenders)), the Collection Account).

      5. Section 6.13 of the Agreement is hereby amended by inserting the following "clause (e)" and "clause (f)" at the end thereof:

         (e) The Manager hereby agrees to allocate all Cash Flow from the Customer Payments Account to the Collections Account on a daily basis, and shall provide written notice thereof (which notice may be made by facsimile or electronic mail) to the Agent on a daily basis, in each case in accordance with the Customer Collections Account Administration Agreement.

         (f) Within [3] Business Days after receiving direction from the Required Lenders, each of the Agent and the Borrower shall take all actions necessary to sever itself (and each shall sever itself within such period) as a "Beneficiary" under the Customer Collections Account Administration Agreement (the "Customer Collections Account Administration Agreement Severance") in accordance with Section 11(c) thereof.

      6. Section 6.14 of the Agreement is hereby amended by (x) converting the provisions of such Section to be "clause (a)" thereof and by inserting the following "clause (b)" immediately thereafter:

         (b) The Borrower, the Manager and the Agent agree that upon the occurrence and continuance of an Event of Default, a Manager Default, a Manager Event of Default or any event set forth in clauses (i) through
         (viii) of Section 6(a) of the Customer Collections Account Administration Agreement, the Agent shall, at the direction of the Required Lenders, take all actions necessary to appoint a successor to the Manager in its duties thereunder in accordance with Section 6(a) thereof.

             II. AMENDMENT TO OPERATION, MAINTENANCE, SERVICING AND
                             REMARKETING AGREEMENT

      1. Section 6.01 of the Management Agreement is hereby amended by inserting the parenthetical "(or, after the occurrence of the Customer Collections Account Administration Agreement Severance (or otherwise at the direction of the Agent (as directed by the Required


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Lenders)), the Collection Account)" immediately after the phrase "deposited directly in the Customer Payments Account" contained therein.

      2. Section 6.02(a) of the Management Agreement is hereby amended by inserting the parenthetical "(or, after the occurrence of the Customer Collections Account Administration Agreement Severance (or otherwise at the direction of the Agent (as directed by the Required Lenders)), the Collection Account)" immediately after the words "Customer Payments Account" contained in the third sentence thereof.

                      III. AMENDMENT TO SECURITY AGREEMENT

      1. Section 3.02 of the Security Agreement is hereby amended by (x) inserting the words "and the Customer Collections Account Administration Agreement" immediately after the words "Depository Agreement" contained in the third sentence thereof and (y) inserting the words "the Customer Payments Account" immediately after the words "Collateral Accounts" contained in the third sentence thereof.

      2. Clause (a)(ii)(A) of Section 6.02 of the Security Agreement is hereby amended by inserting the words "the Customer Payments Account" immediately after the words "Collateral Accounts" contained therein.

                      IV. AMENDMENT TO DEPOSITORY AGREEMENT

      1. Clause (i) of Section 2.01 of the Depository Agreement is hereby amended by inserting the parenthetical "(or, after the occurrence of the Customer Collections Account Administration Agreement Severance (or otherwise at the direction of the Agent (as directed by the Required Lenders)), the Collection Account)" immediately after the words "Customer Payments Account" contained therein.

                                V. MISCELLANEOUS:

      1. Effectiveness. This Amendment becomes effective on the date on which the Agent has received executed signature pages of the Manager, the Borrower, the Depository and the Required Lenders.


      2. Representations and Warranties. The Manager and the Borrower each represent and warrant that its respective representations and warranties contained in the Agreement and the other Loan Documents, as applicable, are true and correct on and as of the date of this Amendment as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

      3. Effect of Amendment. All provisions of the Agreement, the Management Agreement, the Security Agreement and the Depository Agreement as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement, the Management Agreement, the Security Agreement or the Depository Agreement (or in any other Transaction Document) to the Agreement, the Management Agreement, the Security Agreement or the Depository Agreement, as applicable,


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shall be deemed to be references to the Agreement, the Management Agreement, the
Security Agreement or the Depository Agreement as amended hereby.

      4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

      5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

      6. Direction to Depository. The Lenders party hereto and the Agent hereby direct the Depository to execute and deliver this Amendment.


      7. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.


                            [SIGNATURE PAGES FOLLOW]


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         IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

                                    TRINITY INDUSTRIES LEASING COMPANY


                                    By:
                                       ----------------------------------------
                                        Name:
                                        Title:


                                    TRINITY RAIL LEASING TRUST II


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    CREDIT SUISSE FIRST BOSTON,
                                    NEW YORK BRANCH
                                       as Agent and as a Committed Lender


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:
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                                    GRAMERCY CAPITAL CORPORATION, as a
                                    Conduit Lender


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    GREENWICH FUNDING CORPORATION, as a
                                    Conduit Lender


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    ALPINE SECURITIZATION CORP, as a
                                    Conduit Lender


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


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                                    DRESDNER BANK AG, NEW YORK
                                    BRANCH, as a Committed Lender


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    BEETHOVEN FUNDING CORPORATION, as
                                    a Conduit Lender


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


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                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK
                                    INTERNATIONAL", NEW YORK BRANCH,
                                    as a Committed Lender


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    NIEUW AMSTERDAM RECEIVABLES
                                    CORPORATION, as a Conduit Lender


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


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                                    WILMINGTON TRUST COMPANY, in its
                                    capacity as Depository


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title: